Exhibit 10.1

[BAR CODE]
US008169115B1

(12)	United States Patent			(10)	Patent No.:	US 8,169,115 B1
	Monfort			(45)	Date of Patent:	May 1, 2012

(54)	MOTOR DISTRIBUTOR SYSTEM				4,531,072 A *	7/1985	Weaver et al. ......... 310/162
					4,635,489 A *	111987	Imamura et al. .......... 74/7 E
					4,654,577 A *	3/1987	Howard .................. 322/28
					4,891,996 A *	111990	Isozumi et al. ............. 74/6
(76)	Inventor:		Edward Riggs Monfort, Palm Harbor,		4,874,975 A *	10/1989	Hertrich ................ 310/186
	FL (US)				4,896,550 A *	111990	Hikichi et al. ............... 74/6
( * )	Notice:		Subject to any disclaimer, the term of this		5,562,566 A *	10/1996	Yang ......................... 477/3
	patent is extended or adjusted under 35				5,704,250 A *	111998	Black ..................... 74/89.3
	U.S.C. 154(b) by 605 days.				5,838,085 A *	1111998	Roesel et al. .......... 310/113
					6,356,817 B1 *	3/2002	Abe …................... 701122
(21)	Appl. No.:		12/291,720		6,789,438 B2 *	9/2004	Tanaka et al. ………. 74/7 E
					7,131,275 B2 *	1112006	Gustafson .............. 60/788
(22)	Filed:		Nov. 13, 2008		FOREIGN PATENT DOCUMENTS

	Related U.S. Application Data			JP	62131822 A *	6/1987
				JP	2006230142 A *	8/2006
(60)	Provisional application No. 61/194,304, filed on Sep.			* cited by examiner
	26, 2008.
				Primary Examiner-Tran Nguyen
(51)	Int. Cl.
	H02K 47100		(2006.01)	(57)	ABSTRACT
	F02N 15100		(2006.01)
	B60K 6100		(2007.10)	A cylindrical drive shaft has forward and rearward ends. A
(52)	U.S. Cl.		....... 310/112; 310/75 R; 74/7 E; 180/65.25	fixed cylindrical housing receives the drive shaft, the housing
(58)	Field of Classification Search		................ 310/75 R,	having forward and rearward ends. An axial flux permanent
	310/98, 112; 74/7 A, 7 E; 180/65.25, 67.27-67.28;			magnet motor encompasses the drive shaft within the hous
	475/153, 265; 477/3			ing. The axial flux permanent magnet motor has a radially
	See application file for complete search history.			exterior cylinder fixedly secured to the housing and a radially
				interior cylinder secured to the drive shaft for rotation there
(56)	References Cited			with. Each axial flux permanent magnet motor has windings
				coupled to the exterior cylinder. Each axial flux permanent
	U.S. PATENT DOCUMENTS			magnet motor has a permanent magnet fixedly coupled to the
	3,541,363 A *	1111970	Vettermann et al. ..... 310/49.17	interior cylinder. Electrical lines have lower ends coupled to
	3,858,308 A *	111975	Peterson ..................... 29/598	the windings and upper ends adapted to be coupled to a source
	4,031,421 A *	6/1977	Geiger ....................... 310/112	of potential for energizing the axial flux permanent magnet
	4,039,205 A *	8/1977	Castanier .......... 280/124.109	motors.
	4,130,769 A *	12/1978	Karube ........................ 310/46
	4,373,147 A *	211983	Carlson, Jr. ................ 318/48	3 Claims, 3 Drawing Sheets

U.S. Patent May 1, 2012 Sheet 1 of 3 US 8,169,115 B1

FIG 1
FIG 2
10
38
40
48
50
52
56
58
60
62
82
14
24
2
3

U.S. Patent May 1, 2012 Sheet 2 of 3 US 8,169,115 B1

14
18
32
78
28
76
86
84
86
24
20
84
82
72
4
4
74
26
30
16
34

FIG 3

14
5
5

FIG 4

U.S. Patent May 1, 2012 Sheet 3 of 3 US 8,169,115 B1

86
84
20
64
58
67
66
56
14
16

FIG 5

18
40
24
52
50
48
16
38
10
42
44

FIG 6

US 8,169,115 B1
1		2
MOTOR DISTRIBUTOR SYSTEM		A fixed cylindrical housing is provided. The housing has a
forward end. The housing has a rearward end. The housing
RELATED APPLICATION		has a central axis. The central axis is coextensive with the central axis of the drive shaft. The forward end of the drive
The present application is based upon pending U.S. Provi	[5]	shaft extends forwardly of the forward end of the housing.
sional Application No. 61/194,304 filed Sep. 26, 2008, the		The rearward end of the drive shaft extends rearwardly of the
subject matter of which is incorporated herein by reference.		rearward end of the housing. The housing has a forward end
cap. The forward end cap is removably coupled to the forward
BACKGROUND OF THE INVENTION		end of the housing. The housing has a rearward end cap. The
	[10]	rearward end cap is removably coupled to the forward end of
Field of the Invention		the housing. Each end cap has a central aperture. A bearing is provided. The bearing rotatably supports the drive shaft. The
The present invention relates to a motor distributor system		housing is fabricated of a rigid material. The rigid material is
and more particularly pertains to powering a vehicle by trans		chosen from the class of rigid materials. The class of rigid
mitting rotational energy through a drive shaft from an inter	[15]	materials includes an aircraft grade aluminum, other metals
nal combustion engine and/or one or more axial flux perma		and composite materials.
nent magnet motors, the powering being achieved in an		Provided next is a forward universal coupling. The forward
energy conserving manner which is safe, ecological, efficient		universal coupling is secured to the forward end of the drive
and economical.		shaft. A rearward universal coupling is provided. The rear-
A vehicle equipped with a motor distributor system of the	[20]	ward universal coupling is secured to the rearward end of the
present invention includes a drive shaft which is adapted to be		drive shaft. The rearward universal coupling is adapted to
powered solely by an internal combustion engine. In the		couple to a rear axle and driven wheels. A clutch is provided
alternative the drive shaft is adapted to be powered solely by		as an option. The clutch, in the preferred embodiment, is
the axial flux permanent magnetic motor or motors while the		provided forwardly of the forward universal coupling. An
internal combustion engine is idling. Lastly, in another alter	[25]	internal combustion engine is provided. The internal combus
native, the drive shaft is adapted to be powered jointly by the		tion engine is provided forwardly of the clutch. In this manner
combination of the internal combustion engine and the axial		activation of the internal combustion engine is adapted to
flux permanent magnetic motor or motors. This combination		rotate the drive shaft. Further in this manner the rear axle and
mode can double the horsepower of the vehicle but not the		driven wheels are powered.
engine. The axial flux permanent magnetic motor or motors	[30]	A support linkage is provided. The support linkage has
are adapted to provide extra power like a supercharger. A user		lower ends. The lower ends are coupled to the housing at a
may be racing the car using full power from a 300 horse power		central region. The support linkage has upper ends. The upper
internal combustion engine. When the user activates the axial		ends are adapted to be coupled to a frame portion of the
flux permanent magnetic motor or motors, a supplemental		vehicle. The support linkage has resilient joints. The resilient
300 horsepower is provided whereby the vehicle is being	[35]	joints are provided between the upper and lower ends. In this
powered by 600 horsepower. More importantly, however, the		manner the housing functions as a brace and also allows the
system of the present invention conserves energy by increas		absorption of shocks and vibration during use.
ing the fuel efficiency of a vehicle equipped with such system.		A forward and a rearward axial flux permanent magnet
motor are provided next. The motors encompass the forward
SUMMARY OF THE INVENTION	[40]	and rearward portions of the drive shaft within the housing.
Each axial flux permanent magnet motor has a radially exte
In view of the disadvantages inherent in the known types of		rior cylinder. The radially exterior cylinder is fixedly secured
motor distributor systems of known designs and configura		to the housing. Each axial flux permanent magnet motor has
tions now present in the prior art, the present invention pro		a radially interior cylinder. The radially interior cylinder is
vides an improved motor distributor system. As such, the	[45]	secured to the drive shaft for rotation therewith. Each axial
general purpose of the present invention, which will be		flux permanent magnet motor has windings. The windings are
described subsequently in greater detail, is to provide a new		coupled to the exterior cylinder. Each axial flux permanent
and improved motor distributor system and method which has		magnet motor has a permanent magnet. The permanent mag-
all the advantages of the prior art and none of the disadvan-		net is fixedly coupled to the interior cylinder. The interior and
tages.	[50]	exterior cylinders are fabricated of a rigid, electrically insu
To attain this, the present invention essentially comprises a		lating material. The rigid, electrically insulating material is
motor distributor system. First provided is a cylindrical drive		chosen from the class of electrically insulating materials. The
shaft. The drive shaft has a central axis. The drive shaft is		class of electrically insulating materials includes composite
rotatable around its central axis. The drive shaft has a forward		materials and plastic materials.
end. The drive shaft has a rearward end. A center is provided	[55]	It should be appreciated that some axial flux permanent
between the forward and rearward ends. The drive shaft is		magnet motors have windings and some are made of com
discontinuous at its center. In this manner a forward portion		posite material whereas the magnets are placed into the com
and a rearward portion are formed. A connector is provided.		posite using windings only on one side. In addition, means
The connector joins the forward and rearward portions.		other than windings are adapted to be utilized for conducting
In an alternate embodiment of the invention, a continuous	[60]	electricity to the magnets. It should be also appreciated that
drive shaft is utilized. Such continuous drive shaft is preferred		the axial flux permanent magnet motors are adapted to be
for smaller, lighter vehicles and vehicles with smaller internal		single phase or 3 phase. Further, the axial flux permanent
combustion engines, vehicles requiring less power. It should		magnet motors are adapted to be AC or DC.
be understood, therefore, that any number of axial flux per		Further provided is a forward fan. The forward fan is pro-
manent magnet motors, from a single one to a large number,	[65]	vided within the housing adjacent to the forward end cap. An
could be readily utilized as a function of the vehicle.		air inlet is provided. The air inlet is provided within the
housing adjacent to the forward fan. A rearward fan is pro-

US 8,169,115 B1
3		4
vided. The rearward fan is provided within the housing adja-		encompasses the drive shaft within the housing. The axial flux
cent to the rearward end cap. An air outlet is provided. The air		permanent magnet motor has a radially exterior cylinder fix-
outlet is provided in the housing adjacent to the rearward fan.		edly secured to the housing and a radially interior cylinder
Provided last are electrical lines. The electrical lines have		secured to the drive shaft for rotation therewith. Each axial
lower ends. The lower ends are coupled to the windings in the	[5]	flux permanent magnet motor has windings coupled to the
exterior cylinders. The electrical lines have upper ends. The		exterior cylinder. Each axial flux permanent magnet motor
upper ends are adapted to be coupled to a source of electrical		has a permanent magnet fixedly coupled to the interior cyl
potential. The electrical potential is adapted to energize the		inder. Electrical lines have lower ends coupled to the wind-
axial flux permanent magnet motors. Powering of the vehicle		ings and upper ends adapted to be coupled to a source of
is by transmitting rotational energy through the drive shaft	[10]	potential for energizing the axial flux permanent magnet
from the internal combustion engine and/or one or more axial		motors. Such motors are adapted to include brushes but in the
flux permanent magnet motors.		preferred embodiment the motors are brushless.
There has thus been outlined, rather broadly, the more		These together with other objects of the invention, along
important features of the invention in order that the detailed		with the various features of novelty which characterize the
description thereof that follows may be better understood and	[15]	invention, are pointed out with particularity in the claims
in order that the present contribution to the art may be better		annexed to and forming a part of this disclosure. For a better
appreciated. There are, of course, additional features of the		understanding of the invention, its operating advantages and
invention that will be described hereinafter and which will		the specific objects attained by its uses, reference should be
form the subject matter of the claims attached.		had to the accompanying drawings and descriptive matter in
In this respect, before explaining at least one embodiment	[20]	which there is illustrated preferred embodiments of the inven-
of the invention in detail, it is to be understood that the		tion.
invention is not limited in its application to the details of construction and to the arrangements of the components set
forth in the following description or illustrated in the draw		BRIEF DESCRIPTION OF THE DRAWINGS
ings. The invention is capable of other embodiments and of	[25]
being practiced and carried out in various ways. Also, it is to		The invention will be better understood and objects other
be understood that the phraseology and terminology		than those set forth above will become apparent when con
employed herein are for the purpose of descriptions and		sideration is given to the following detailed description
should not be regarded as limiting.		thereof. Such description makes reference to the annexed
As such, those skilled in the art will appreciate that the	[30]	drawings wherein:
conception, upon which this disclosure is based, may readily		FIG. 1 is a side elevational view of a motor distributor
be utilized as a basis for the designing of other structures,		system constructed in accordance with the principles of the
methods and systems for carrying out the several purposes of		present invention.
the present invention. It is important, therefore, that the		FIG. 2 is a cross sectional view taken along line 2-2 of FIG.
claims be regarded as including such equivalent constructions	[35]	1.
insofar as they do not depart from the spirit and scope of the		FIG. 3 is a cross sectional view taken along line 3-3 of FIG.
present invention.		2.
It is therefore an object of the present invention to provide		FIG. 4 is a cross sectional view taken along line 4-4 of FIG.
a new and improved motor distributor system which has all of		3.
the advantages of the prior art motor distributor systems of	[40]	FIG. 5 is a cross sectional view taken along line 5-5 of FIG.
known designs and configurations and none of the disadvan		4.
tages.		FIG. 6 is a side elevational view similar to FIG. 1 but
It is another object of the present invention to provide a new		showing additional components.
and improved motor distributor system which may be easily		The same reference numerals refer to the same parts
and efficiently manufactured and marketed.	[45]	throughout the various Figures.
It is further object of the present invention to provide a new
and improved motor distributor system which is of durable		DESCRIPTION OF THE PREFERRED
and reliable constructions.		EMBODIMENT
An even further object of the present invention is to provide
a new and improved motor distributor system which is sus-	[50]	With reference now to the drawings, and in particular to
ceptible of a low cost of manufacture with regard to both		FIG. 1 thereof, the preferred embodiment of the new and
materials and labor, and which accordingly is then suscep		improved motor distributor system embodying the principles
tible of low prices of sale to the consuming public, thereby		and concepts of the present invention and generally desig
making such motor distributor system economically available		nated by the reference numeral10 will be described.
to the buying public.	[55]	The present invention, the motor distributor system 10 is
Even still another object of the present invention is to		comprised of a plurality of components. Such components in
provide a motor distributor system for powering a vehicle by		their broadest context include cylindrical drive shaft, a fixed
transmitting rotational energy through a drive shaft from an		cylindrical housing, an axial flux permanent magnet motor,
internal combustion engine and/or one or more axial flux		and electrical lines. Such components are individually con
permanent magnet motors, the powering being achieved in an	[60]	figured and correlated with respect to each other so as to attain
energy efficient manner which is safe, ecological, efficient		the desired objective.
and economical.		First provided is a cylindrical drive shaft 14. The drive shaft
Lastly, it is an object of the present invention to provide a		has a central axis. The drive shaft is rotatable around its
new and improved motor distributor system. A cylindrical		central axis. The drive shaft has a forward end 16. The drive
drive shaft has forward and rearward ends. A fixed cylindrical	[65]	shaft has a rearward end 18. A center is provided between the
housing receives the drive shaft, the housing having forward		forward and rearward ends. The drive shaft is discontinuous
and rearward ends. An axial flux permanent magnet motor		at its center. In this manner a forward portion and a rearward

US 8,169,115 B1
5		6
portion are formed. A connector 20 is provided. The connec		motors have windings and some are made of composite mate
tor joins the forward and rearward portions.		rial whereas the magnets are placed into the composite using
A fixed cylindrical housing 24 is provided. The housing has		windings only on one side. As such, means other than wind
a forward end 26. The housing has a rearward end 28. The		ings are adapted to be utilized for conducting electricity to the
housing has a central axis. The central axis is coextensive with	[5]	magnets.
the central axis of the drive shaft. The forward end of the drive		Further provided is a forward fan 72. The forward fan is
shaft extends forwardly of the forward end of the housing.		provided within the housing adjacent to the forward end cap.
The rearward end of the drive shaft extends rearwardly of the		An air inlet 74 is provided. The air inlet is provided within the
rearward end of the housing. The housing has a forward end		housing adjacent to the forward fan. A rearward fan 76 is
cap 30. The forward end cap is removably coupled to the	[10]	provided. The rearward fan is provided within the housing
forward end of the housing. The housing has a rearward end		adjacent to the rearward end cap. An air outlet 78 is provided.
cap 32. The rearward end cap is removably coupled to the		The air outlet is provided in the housing adjacent to the
forward end of the housing. Each end cap has a central aper		rearward fan.
ture. A bearing 34 is provided. The bearing rotatably supports		Provided last are electrical lines 82. The electrical lines
the drive shaft. The housing is fabricated of a rigid material.	[15]	have lower ends 84. The lower ends are coupled to the wind
The rigid material is chosen from the class of rigid materials.		ings in the exterior cylinders. The electrical lines have upper
The class of rigid materials includes an aircraft grade alumi		ends 86. The upper ends are adapted to be coupled to a source
num, other metals and composite materials.		of electrical potential. The electrical potential is adapted to
Provided next is a forward universal coupling 38. The		energize the axial flux permanent magnet motors. In this
forward universal coupling is secured to the forward end of	[20]	manner the load on the internal combustion engine is relieved
the drive shaft. A rearward universal coupling 40 is provided.		for increased efficiency of the system.
The rearward universal coupling is secured to the rearward		Note is taken that the axial flux permanent magnet motors
end of the drive shaft. The rearward universal coupling is		are adapted to be single phase or 3 phase. Further, the axial
adapted to couple to a rear axle and driven wheels. A clutch 42		flux permanent magnet motors are adapted to be AC or DC.
is optionally provided. The clutch is provided forwardly of	[25]	As to the manner of usage and operation of the present
the forward universal coupling. An internal combustion		invention, the same should be apparent from the above
engine 44 is provided. The internal combustion engine is		description. Accordingly, no further discussion relating to the
provided forwardly of the clutch. In this manner activation of		manner of usage and operation will be provided.
the internal combustion engine is adapted to rotate the drive		With respect to the above description then, it is to be
shaft. Further in this manner the rear axle and driven wheels	[30]	realized that the optimum dimensional relationships for the
are powered.		parts of the invention, to include variations in size, materials,
A support linkage is provided. The support linkage has		shape, form, function and manner of operation, assembly and
lower ends 48. The lower ends are coupled to the housing at a		use, are deemed readily apparent and obvious to one skilled in
central region. The support linkage has upper ends 50. The		the art, and all equivalent relationships to those illustrated in
upper ends are adapted to be coupled to a frame portion of the	[35]	the drawings and described in the specification are intended to
vehicle. The support linkage has resilient joints 52. The resil		be encompassed by the present invention.
ient joints are provided between the upper and lower ends. In		Therefore, the foregoing is considered as illustrative only
this manner the housing is allowed to absorb shocks and		of the principles of the invention. Further, since numerous
vibration during use.		modifications and changes will readily occur to those skilled
A single housing and support linkage is illustrated as the	[40]	in the art, it is not desired to limit the invention to the exact
preferred embodiment. It should be understood, however, that		construction and operation shown and described, and accord
any number of housings with their contained axial flux per		ingly, all suitable modifications and equivalents may be
manent magnet motors is adapted to be utilized in a single		resorted to, falling within the scope of the invention.
vehicle with their placement being as needed for the particu		What is claimed as being new and desired to be protected
lar application.	[45]	by Letters Patent of the United States is as follows:
A forward and a rearward axial flux permanent magnet		1. A motor distributor system for powering a vehicle by
motor 56, 58, 60, 62 are provided next. Such motors are		transmitting rotational energy through a drive shaft, in a first
brushless in the preferred embodiment, but the motors, in an		mode, from an internal combustion engine and, in a second
alternate embodiment of the invention, are adapted to be of		mode, from axial flux permanent magnet motors and, in a
the type to utilize brushes. The motors encompass the forward	[50]	third mode, from the combination of an internal combustion
and rearward portions of the drive shaft within the housing.		engine and axial flux permanent magnet motors, the powering
Each axial flux permanent magnet motor has a radially exte		being achieved in an energy conserving manner that is safe,
rior cylinder 64. The radially exterior cylinder is fixedly		ecological, efficient and economical, the system comprising,
secured to the housing. Each axial flux permanent magnet		in combination:
motor has a radially interior cylinder 66. The radially interior	[55]	a cylindrical drive shaft having a central axis, the drive
cylinder is secured to the drive shaft for rotation therewith.		shaft having a central axis and being rotatable around the
Each axial flux permanent magnet motor has windings. The		central axis, the drive shaft having a forward end and a
windings are coupled to the exterior cylinder. Each axial flux		rearward end with a center there between, the drive shaft
permanent magnet motor has a permanent magnet. The per		being discontinuous at the center thus forming a forward
manent magnet is fixedly coupled to the interior cylinder. The	[60]	portion and a rearward portion with a connector joining
interior and exterior cylinders are fabricated of a rigid, elec		the forward and rearward portions;
trically insulating material. The rigid, electrically insulating		a fixed cylindrical housing having a forward end and a
material is chosen from the class of electrically insulating		rearward end, the housing having a central axis coexten
materials. The class of electrically insulating materials		sive with the central axis of the drive shaft, the forward
includes composite materials and plastic materials.	[65]	end of the drive shaft extending forwardly of the forward
With regard to an alternate embodiment of the invention, it		end of the housing, the rearward end of the drive shaft
should be understood that some axial flux permanent magnet		extending rearwardly of the rearward end of the housing,

US 8,169,115 B1
7		8
a forward end cap removably coupled to the forward end		2. A motor distributor system comprising:
of the housing, a rearward end cap removably coupled to		a cylindrical drive shaft having forward and rearward ends;
the forward end of the housing, a central aperture in each		a fixed cylindrical housing receiving the drive shaft, the
end cap with a bearing rotatably supporting the drive		housing having forward and rearward ends;
shaft, the housing being fabricated of a rigid material	[5]	a plurality of axial flux permanent magnet motors encom
chosen from the class of rigid materials including an		passing the drive shaft within the housing, each axial
aircraft grade aluminum, other metals and composite		flux permanent magnet motor having a radially exterior
materials;		cylinder fixedly secured to the housing and a radially
a forward universal coupling secured to the forward end of		interior cylinder secured to the drive shaft for rotation
the drive shaft, a rearward universal coupling secured to	[10]	therewith, each axial flux permanent magnet motor hav
the rearward end of the drive shaft, the rearward univer-		ing windings coupled to the exterior cylinder, each axial
sal coupled to a rear axle and driven wheels, an optional		flux permanent magnet motor having a permanent mag
clutch forwardly of the forward universal coupling with		net fixedly coupled to the interior cylinder;
an internal combustion engine forwardly of the clutch		electrical lines having lower ends coupled to the windings
activation of internal combustion engine rotatably	[15]	and upper ends coupled to a source of potential for
coupling the drive shaft to power the rear axle and driven		energizing the axial flux permanent magnet motor; and
wheels;		a forward universal coupling secured to the forward end of
a support linkage having lower ends coupled to the housing		the drive shaft, a rearward universal coupling secured to
at a central region, the support linkage having upper ends		the rearward end of the drive shaft, the rearward univer
coupled to a frame portion of the vehicle, the support	[20]	sal coupling to a rear axle and driven wheels, a clutch
linkage having resilient joints between the upper and		forwardly of the forward universal coupling with an
lower ends for allowing the housing to absorb shocks		internal combustion engine forwardly of the clutch, acti
and vibration during use;		vation of the internal combustion engine coupling to
a forward and a rearward axial flux permanent magnet		rotate the drive shaft to power the rear axle and driven
motor encompassing the forward and rearward portions	[25]	wheels.
of the drive shaft within the housing, each axial flux		3. A motor distributor system comprising:
permanent magnet motor having a radially exterior cyl		a cylindrical drive shaft having forward and rearward ends·
inder fixedly secured to the housing and a radially inte		a fixed cylindrical housing receiving the drive shaft, the
rior cylinder secured to the drive shaft for rotation there		housing having forward and rearward ends;
with, each axial flux permanent magnet motor having	[30]	a plurality of axial flux permanent magnet motors encom
windings coupled to the exterior cylinder, each axial flux		passing the drive shaft within the housing, each axial
permanent magnet motor having a permanent magnet		flux permanent magnet motor having a radially exterior
fixedly coupled to the interior cylinder, the interior and		cylinder fixedly secured to the housing and a radially
exterior cylinder's being fabricated of a rigid, electrically		interior cylinder secured to the drive shaft for rotation
insulating material chosen from the class of electrically	[35]	therewith, each axial flux permanent magnet motor hav
insulating materials including composite materials and		ing windings coupled to the exterior cylinder, each axial
plastic materials;		flux permanent magnet motor having a permanent mag
a forward fan within the housing adjacent to the forward		net fixedly coupled to the interior cylinder;
end cap with an air inlet in the housing adjacent to the		electrical lines having lower ends coupled to the windings
forward fan, a rearward fan within the housing adjacent	[40]	and upper ends coupled to a source of potential for
to the rearward end cap with an air outlet in the housing		energizing the axial flux permanent magnet motor;
adjacent to the rearward fan; and		a support linkage having lower ends coupled to the housing
electrical lines having lower ends coupled to the windings		at a central region, the support linkage having upper ends
in the exterior cylinders and upper ends coupled to a		coupled to a frame portion of the vehicle, the support
source of electrical potential, the electrical potential	[45]	linkage having resilient joints between the upper and
energizing the axial flux permanent magnet motors to		lower ends for allowing the housing to absorb shocks
relieve the load on the internal combustion engine for		and vibration during use.
increased efficiency of the system.		* * * * *